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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2011

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FIRST FARMERS AND MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

Tennessee	0-10972	62-1148660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

816 South Garden Street Columbia, Tennessee	38402-1148
(Address of principal executive offices)	(Zip Code)

(931) 388-3145

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01     Changes in Registrants’ Certifying Accountant

On December, 20, 2011, the Audit Committee of First Farmers and Merchants Corporation (the “Company”) dismissed KraftCPAs PLLC(“Kraft”) as it registered independent accounting firm.  Kraft’s service will terminate at the completion of its audit and issuance of its related report on the Company’s consolidated financial statements to be filed on Form 10-K for the Company’s fiscal year ended December 31, 2011.  The dismissal of Kraft as the Company’s independent accountants was a result of a competitive bidding process involving several accounting firms.

In connection with the audits of the two fiscal years ended December 31, 2010, and the subsequent interim period through December 20, 2011, there have been no disagreements with Kraft on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreement, if not resolved to the satisfaction of Kraft would have caused Kraft to make reference to the subject matter of disagreements in connection with its reports.  Kraft’s audit report on the consolidated financial statements of the Company as of and for the years ended December 31, 2010 and 2009 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the company’s two most recent fiscal years and the subsequent interim period through December 20, 2011.

On December 20, 2011, the Audit Committee engaged BKD LLP (“BKD”) as its new independent registered accounting firm to be effective upon the Company’s filing of its 2011 Form 10-K.  During the two most recent fiscal years, and any subsequent interim period prior to engaging BKD, neither the Company, nor anyone on its behalf, consulted BKD regarding opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company has requested that Kraft furnish it with a letter addressed to the Securities and Exchange Commission (“SEC”) stating whether it agrees with the above statement.  A copy of Kraft’s letter to the SEC dated December 27, 2011 is attached as an exhibit to this report.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

      (D) Exhibits

Exhibit 16 – Letter of KraftCPAs

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FARMERS AND MERCHANTS CORPORATION

Date: December 27, 2011	By: /s/T. Randy Stevens
T. Randy Stevens
Chairman and Chief Executive Officer